S000018426 [Member] Investment Strategy - TWEEDY, BROWNE WORLDWIDE HIGH DIVIDEND YIELD VALUE FUND	Mar. 31, 2025
Prospectus [Line Items]
Strategy [Heading]	Principal Investment Strategies
Strategy Narrative [Text Block]
The Fund invests primarily in U.S. and foreign equity securities that the Adviser believes to have above-average dividend yields and valuations that are reasonable. The Adviser seeks to construct a diversified portfolio of stocks from a variety of industries and countries. Value investing seeks to uncover stocks whose current market prices are at discounts (that is, undervalued) to the Adviser’s estimate of their true or intrinsic value.
The Fund’s value investment style derives from the work of the late Benjamin Graham, who is widely considered to be the father of the value investing approach. Most investments in the Fund’s portfolio at the time of initial purchase have one or more of the following investment characteristics:
›	low price‑to‑sales ratio as compared to other companies in the same industry;
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low ratio of enterprise value (the sum of the market value of the company’s shares plus interest-bearing debt and preferred stock, net of cash and cash equivalents) to EBITA (earnings before deduction of interest, taxes, and amortization), EBITDA (earnings before deduction of interest, taxes, depreciation and amortization), or after‑tax EBITA;

›	low stock price in relation to book value;
›	low price‑to‑earnings ratio;
›	low price‑to‑cash‑flow ratio;
›	above-average dividend yield;
›	low financial leverage;
›	high returns on invested capital;
›	purchases of a company’s own stock by the company’s officers and directors;
›	company share repurchases;
›	a stock price that has declined significantly from its previous high price; and/or
›	small market capitalization.
The Fund invests primarily in securities that the Adviser believes to have above average dividend yields, but also invests, on a more limited basis, in securities that the Adviser believes to have attractive shareholder yields at the time of purchase. “Shareholder yield” is the sum of a company’s dividend yield, its “buyback yield” (when a company buys back shares, remaining shareholders may benefit, as their proportionate ownership of the company increases), and its “net debt paydown yield” (prudent reductions in outstanding debt can increase the value of each share of the company).
The Fund has chosen generally not to hedge its perceived foreign currency exposure back into the U.S. dollar. A substantial portion of the Fund’s holdings will be in U.S.-domiciled companies and in non‑U.S. multinational companies that have meaningful exposure to the U.S. dollar.
The Fund is diversified by issuer, industry, and country, and under normal market conditions invests at least 40% of its assets in foreign securities and in at least three countries in addition to the U.S. The Fund will generally have some exposure to emerging markets. It is designed for long-term investors who wish to focus their investment exposure for the most part on equity securities that have above-average dividend yields and that are economically linked to the stock markets of the U.S. and of foreign developed countries. It is also intended for investors who prefer generally not to have their non‑U.S. currency exposure hedged back into the U.S. dollar. The Fund is not appropriate for investors primarily seeking current income.